EXHIBIT 3.29


                       CERTIFICATE OF INCORPORATION

                                    OF

                CONNECTICUT CONTAINER RECOVERY CORPORATION

               The undersigned, as incorporator under the Stock Corporation Act of the State of Connecticut, certifies as follows:

               FIRST. The name of the corporation is CONNECTICUT CONTAINER RECOVERY CORPORATION.

               SECOND. The purpose of the corporation is to engage in any lawful act or activity for which corporations may be formed under the Stock Corporation Act of the State of Connecticut.

               THIRD. The designation of each class of shares, authorized number of shares of each such class and the par value of each share thereof, are as follows:

            The corporation shall have (1) class of stock designated as Common Stock and consisting of Five Thousand (5,000) authorized shares. Each share of Common Stock to have a par value of $100.

               FOURTH. The minimum amount of stated capital with which the corporation shall commence business is One Thousand Dollars ($1,000.00).

               FIFTH.  The duration of this corporation is perpetual.

               SIXTH. The following provisions are for the regulation of the business of the corporation and for the purpose of defining and regulating the powers of the corporation and its officers, directors and stockholders:

      The Board of Directors is hereby authorized and empowered to issue from time to time all or any part of the shares of its unissued authorized capital stock, as then constituted, for such consideration (not less than the par value thereof), in money or other property as the Board of Directors may deem advisable; and all shares of the capital stock of this corporation so when issued shall be deemed fully paid and nonassessable, and the holders of such shares shall not be liable thereunder to this corporation or its creditors.

               Dated at Hartford, Connecticut, this 5th day of October 1979.

               I hereby declare under the penalties of false statement, that the statements contained in the foregoing certificate are true.



                                                 -------------------------
                                                 WILLIAM E. KELLY
                                                 Incorporator


APPOINTMENT OF STATUTORY AGENT FOR SERVICE                        [Illegible]
DOMESTIC CORPORATION                                              [Illegible]
61-6 rev 6-66                                                     [Illegible]

TO:   The Secretary of the State of Connecticut

Name of Corporation:
      CONNECTICUT CONTAINER RECOVERY CORPORATION

                                APPOINTMENT

The above corporation appoints as its statutory agent for service, one of the following:
Name of Natural Person Who is Resident of Connecticut:                 Business Address
  Richard A. Gitlin                                                      100 Constitution Plaza, Hartford, CT 06106
                                                                       Residence Address
                                                                         31 Mountain Farms Road, W. Hartford, CT 06117

Name of Connecticut Corporation                                        Address of Principal Office in Connecticut
                                                                       [Illegible]

Name of Corporation not Organized Under the Laws of                    Address of Principal Office in Connecticut
Conn.                                                                  [Illegible]

*[Illegible]

                               AUTHORIZATION

                Original                      Name of Incorporator (Print or type)      SIGNED (Incorporator)  October 5, 1979
               Appointment                     William E. Kelly
                                              Name of Incorporator (Print or type)      SIGNED (Incorporator)
[Illegible]
          Subsequent Appointment              Name of President, Vice President         SIGNED (Incorporator)
                                              (Print or type)

                                ACCEPTANCE

Accepted          Name of statutory Agent for Service      SIGNATURE
                  (Print or type)
                              Richard A. Gitlin


APPOINTMENT OF STATUTORY AGENT FOR SERVICE
DOMESTIC CORPORATION
61-6 rev 6-93
                           Secretary of the State            [Illegible]
                             30 Trinity Street
                            Hartford, CT 06106
                                                        Complete All Blanks

Enter Name of Corporation here:
            Connecticut Container Recovery Corporation

               The above corporation appoints as its statutory agent for service, one of the following:

Name of Natural Person Who is Resident of                      Business Address
Connecticut                                                      14 Eastern Park Road, East Hartford, CT 06108

      William F. Leonard                                       Residence Address
                                                                  96 Candlewood Lane, Southington, CT  06489

Name of Connecticut Corporation                                Address of Principal Office in Conn.
                                                               (If none, enter address of appointee's statutory agent
                                                               for service)

Name of Corporation                                            Address of Principal Office in Conn.
(Not organized under the Laws of Conn.*)                       (If none, enter "Secretary of the State of Conn.")


   *Which has procured a Certificate of Authority to transact business or conduct affairs in this state.

                                                      AUTHORIZATION

  Original Appointment        Name of Incorporator (Print or Type)     Signed (Incorporator)           Date
   (Must be signed by a       Name of Incorporator (Print or Type)     Signed (Incorporator)
       majority of            Name of Incorporator (Print or Type)     Signed (Incorporator)
      Incorporators)

        Subsequent Approval             Name of President,                                                   Date
                                         William F. Leonard                                           September 20, 1994

                                        Signed (President or Vice President
                                        Secretary/Assistant Secretary)

Acceptance: Name of Statutory Agent for Service (Print or Type)              Signed (Statutory Agent for Service)
      William F. Leonard
For Official Use Only                                                        Rec CC: William F. Leonard
                                                                              14 Eastern Park Road

Please provide filer's name and complete address for mailing                  East Hartford, CT 06108
receipt.


CERTIFICATE
AMENDING OF RESTATING CERTIFICATE
OF INCORPORATION
61-38 BY ACTION OF

[ ] Incorporators  [ ] Board of Directors  [ ] Board of Directors   [ ] Board of Directors
                                           and Shareholders         and Members
                                           (Stock Corporation)      (Nonstock Corporation)

                           STATE OF CONNECTICUT
                          SECRETARY OF THE STATE

1. Name of Corporation                                   Date
   Connecticut Container Recovery Corporation             May 19,1998

2. The Certificate of incorporation is       [ ]  A. Amended Only      [ ] B. Amended and      [ ] C. Restated only by the
                                                                           Restated                following resolutions

      RESOLVED, that the Certificate of Incorporation of the Corporation be amended by restating the "THIRD" paragraph thereof to decrease the par value of the Corporation's Common Stock from $100 per share of $.01 per share as follows:

           THIRD. The designation of each class of shares, authorized number of shares of each such class and the par value of each share thereof, are as follows:

                 The corporation shall have one (1) class of stock
            designated as Common Stock and consisting of Five Thousand (5,000) authorized shares. Each share of common stock to have a par value of $.01.

3.  (Omit if 2A checked)
     (a) The above resolution merely restates and does not change the provisions of the original Certificate of Incorporation as supplemented and amended to date, except as follows: (Indicate amendments made, if any, if none, so indicate)



      (b) Other than as indicated in Par. 3(a), there is no discrepancy between the provisions of the original Certificate of Incorporation as supplemented to date, and the provisions of this Certificate Restating the Certificate of Incorporation.

[ ] 4. The above resolution was adopted by vote of at least two-thirds of the incorporation before the organization meeting of the corporation, and approved in writing by all subscribers (if any) for shares of the corporation, (or if nonstock corporation, by all applicants for membership entitled to vote, if any)

                                               We (at least two-thirds of the incorporators) hereby
                                               declare, under the penalties of false statement that the
                                               statements made in the foregoing certificate are true.

SIGNED                                         SIGNED                                        SIGNED

                                                                APPROVED
          (All subscribers, or, if nonstock corporation, all applicants for membership entitled to vote, if none, so indicate)

SIGNED                                         SIGNED                                        SIGNED

                                                                        (Over)

[ ] 4. (Omit if 2C is checked) The above resolution was adopted by the board of directors acting alone,
      [ ] there being no shareholders or subscribers.     [ ] the board of directors being so authorized pursuant to
                                                              Section 33-341, Conn. G.S. as amended

      [ ] the corporation being a nonstock corporation and having no members and no applicants for membership entitled to vote on such resolution.

5. The number of affirmative votes required to adopt such         6. The number of directors' votes in favor of the resolution
   resolution is:                                                    was:

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificates are true.

Name of President or Vice President (Print or Type)               Name of Secretary or Assistant Secretary (Print or type)

SIGNED (President or Vice President)                              SIGNED (Secretary or Assistant Secretary)

[ ] 4. The above resolution was adopted by the board of directors and by shareholders.

5. Vote of shareholders;
   (a) (Use of no shares are required to be voted as a class)

Number of shares entitled to vote      Total Voting Power          Vote Required for Adoption     Vote Favoring Adoption
   900                                 900                         2/3 vote                       900

   (b) (If the shares of any class are entitled to vote as a class, indicate the designation and number of outstanding shares of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

We hereby declare, under the penalties of false statement that the statements made in the foregoing certificate are true.

Name of President or Vice President (Print or Type)               Name of Secretary or Assistant Secretary (Print or Type)
   William Leonard, President                                      Roger Loeb, Secretary

[ ] 4. The above resolution was adopted by the board of directors and by members.

5. Vote of members:

   (a) (Use of no members are required to be vote as a class)

Number of members voting               Total Voting Power          Vote Required for Adoption     Vote Favoring Adoption

   (b) (If the members of any class are entitled to vote as a class, indicate the designation and number of members of each such class, the voting power thereof, and the vote of each such class for the amendment resolution.)

SIGNED (President or Vice President)                              SIGNED (Secretary or Assistant Secretary)

                                                                  (Filing Fee)           (Certification Fee)      (Total Fees)
                                                                   $30                   [Illegible]              $59.00

                                                                  (SIGNED (for Secretary of the State))
                                                                  (Certified copy sent on (Date) Initials)
                                                                  (To)

                                                                  (Card)                 (List)                   (Proof)


CERTIFICATE AMENDING OR RESTATING CERTIFICATE OF INCORP0RATION
61-38 Rev. 9/90
Stock Corporation

                           STATE OF CONNECTICUT
                          SECRETARY OF THE STATE
                             30 TRINITY STREET
                            HARTFORD, CT 06106


1. Name of Corporation (Please enter name within lines)
   Connecticut Container Recovery Corporation


2. The Certificate of Incorporation is: (Check One)

   [ ] A. Amended only pursuant to Conn. Gen. Stat. Section 33-360
   [ ] B. Amended only, to cancel authorized shares (state number of shares to be canceled, the class, the series, if any, and the par value, P.A. 90-107.)
   [ ] C. Restated only, pursuant to Conn. Gen. Stat. Section 33-362(a).
   [ ] D. Amended and restarted, pursuant to Conn.  Gen.  Stat.  Section
          33-362(c).
   [ ] E. Restated and superseded pursuant to Conn.  Gen.  Stat.  Section
          33-362(d).

   Set forth here the resolution of amendment and/or restatement. Use an 8 1/2 X 11 attached sheet if more space is needed. Conn. Gen. State.
   Section 1-9.

          "FIRST.  The name of the corporation is CONCONRE CORP."

   (If 2A or 2B is checked, go to 5 & 6 to complete this certificate. If 2C or 2D is checked, complete 3A or 3B. If 2E is checked, complete 4.)

3. (Check one)

   [ ] A. This certificate purports merely to restate but not to change provisions of the original Certificates of Incorporation as supplemented and amended to date, and the provisions of this Restated Certificate of Incorporation. (If 3A is checked, go to 5 & 6 to complete this certificate.)

   [ ] B. This Restated Certificate of Incorporation shall give effect to the amendment(s) and purports to restate all those provisions now in effect not being amended by such new amendment(s) (If 3B is checked, check 4, if true, and go to 5 & 6 to complete this Certificate.)

4. (Check, if true)

   [ ] This restated Certificate of Incorporations was adopted by the greatest vote which would have been required to amend any provision of the Certificate of Incorporation as in effect before such vote and supersedes such Certificate of Incorporation.

5. The manner of adopting the resolution was as follows:

   [ ] A.  By the board of directors and shareholders, [Illegible] Vote of
          Shareholders: (Check (i) or (ii), and check (iii) if applicable.)

       (i) [ ] No shares are required to be voted as a class: the shareholders vote was as follows:

       Vote Required for Adoption    majority
                                   -------------

       Vote Favoring Adoption        unanimous
                                   -------------

      (ii) [ ] There are shares of more than one class entitled to vote as a class. The designation of each class required for adoption of the resolution and the vote of each class in favor of adoption were as follows: (Use an 8 1/2 X 11 attached sheet if more space is needed. Con.. Gen. Stat.
               Section 1-9)

      (iii)[ ] Check here if the corporation has 100 or more recordholders, as defined in Conn. Gen. Stat. Section 33-311a(a).

   [ ] B.  By the board of directors acting above, pursuant to Conn.  Gen.
          State. Section 33 -3[Illegible] (b)(2) or 33-362(a).

          The number of affirmative votes required to adopt such
               resolution is:
                             -----------------------------------

          The number of directors' votes in favor of the
               resolution was:
                             -----------------------------------

We hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true:

   (Print or Type)        Signature             (Print or Type)        Signature

Name of Pres./V. Pres.                      Name of Sec/Assn't Sec.

   [ ] C. The corporation does not have any shareholders. The resolution was adopted by vote or at least two-thirds of the incorporators before the organization meeting of the corporation and approved in writing by all subscribers for shares of the corporation. If there are no subscribers, state NONE below.

We (at least two-thirds of the incorporators) hereby declare, under the penalties of false statement, that the statements made in the foregoing certificate are true.

Signed Subscriber          Signed Subscriber        Signed Subscriber


Signed Incorporator        Signed Incorporator      Signed Incorporator

(Use an 8 1/2 X 11 attached sheet if more space is needed Conn.
     Gen. State Section  1 - 9.

6. Dated at                       this              day of        19
           ----------------------     -------------       -------   ---

                                                Rec. CC. GS: (Type or Print)

                                                      Data Reporting Corp.
                                                      330 Roberts Street,
                                                      Suite 203
                                                      East Hartford, CT
                                                      06108-3654
                                                      ATTN:

                 ALL BLANKS MUST BE                         BIENNIAL REPORT                  DO NOT FOLD, BEND, TEAR,
                     COMPLETED                            STATE OF CONNECTICUT             STAPLE OR PERFORATE THIS CARD
                                                         Secretary of the State
                                                   30 Trinity St.  Hartford, CT 06106

REVERSE SIDE MUST BE COMPLETED PLEASE TYPE OR PRINT LEGIBLY IN INK - BLOCK LETTERS

Report must be filed by the last day of:          CONNECTICUT CONTAINER RECOVERY

                   Oct 1993                       150 COLONIAL RD
                                                  MANCHESTER CT 06040
DEFAULT
NOTICE

PRINCIPLE OFFICE ADDRESS IN CON.                                           IS THIS  A CHANGE SINCE LAST REPORT   YES   NO
(Must [Illegible] or indicate NONE)                                                                                    [ ]    [ ]

ADDRESS OF EXECUTIVE OFFICES (Foreign Corporation only)                     IS THIS A CHANGE SINCE LAST REPORT   YES   NO
                                                                                                              [ ]    [ ]

PRINCIPAL OFFICE ADDRESS WHERE INCORPORATED (NONE)                          IS THIS A CHANGE SINCE LAST REPORT   YES   NO
                                                                                                              [ ]    [ ]


If more space is necessary attach an 8-(1)/(2) x 11 sheet of paper Check            DO NOT FOLD, BEND,           PLEASE TYPE
here [ ]                                                                             TEAR, STAPLE OR         OR PRINT LEGIBLY IN
                                                                                   PERFORATE THIS CARD               INK
                TITLE                                  COMPLETE                     COMPLETE BUSINESS             COMPLETE
                                                         NAME                            ADDRESS              RESIDENCE ADDRESS

President                                William F.                               [Illegible]                [Illegible]
                                         Leonard

Secretary                                Murray Fox                               [Illegible]                [Illegible]



List Directors below                                                                COMPLETE BUSINESS             COMPLETE
                                COMPLETE NAME                                            ADDRESS              RESIDENCE ADDRESS

Simon [Illegible]                                                                 [Illegible]                [Illegible]
                                                                                                             [Illegible]


I DECLARE UNDER PENALTIES OF FALSE       [Illegible]                              [Illegible]
ENDORSEMENT THAT THE STATEMENTS
MADE IN THIS REPORT ARE TRUE AND
COMPLETE AS OF THE DATE OF REPORT                                                                           x